UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2011

Sentry Petroleum Ltd.

 (Exact name of registrant as specified in its charter)

Nevada	000-52794	20-4475552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 18th Street, Suite 3000, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (866) 680-7649

______________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

About May 24, 2011 the Company distributed a printed unconventional exploration strategy guide to its current shareholders and other interested parties. The content of the guide is attached as exhibit 99.1.

Item 9.01 Exhibits

99.1

Content of Unconventional Exploration Strategy Guide

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                                                                                                                    SENTRY PETROLEUM LTD.

Signature	Title	Date

Dr. PAUL BOLDY Dr. Paul Boldy	Chief Financial Officer and Director	05/25/11